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                                                                      EXHIBIT 23







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports dated February 12, 1999 included in this Form 10-K into Atrion Corporation's previously filed Registration Statement (File No. 33-40639).



/s/ Arthur Andersen LLP


Atlanta, Georgia
March 19, 1999



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